UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2007

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware Delaware	001-14387 001-13663	06-1522496 06-1493538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued by United Rentals, Inc. (the “Company”) on November 14, 2007 regarding the Agreement and Plan of Merger, dated as of July 22, 2007 (the “Merger Agreement”), by and among affiliates of Cerberus Capital Management, L.P., RAM Holdings, Inc. and RAM Acquisition Corp., and the Company. Also attached hereto as Exhibit 99.2 and incorporated herein by reference is a copy of the letter from RAM Holdings, Inc. to United Rentals, Inc., dated and received on November 14, 2007, referenced in such press release.

In addition, attached hereto as Exhibits 99.3 and 99.4 are two previous letters exchanged between the Company and RAM Holdings, Inc. relating to the Merger Agreement.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release, dated November 14, 2007 of United Rentals, Inc.
Exhibit 99.2	Letter sent to United Rentals, Inc. from RAM Holdings, Inc, dated November 14, 2007
Exhibit 99.3	Letter sent to RAM Holdings, Inc. on behalf of United Rentals, Inc., dated September 6, 2007
Exhibit 99.4	Letter sent to United Rentals, Inc. from RAM Holdings, Inc, dated August 31, 2007

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2007	UNITED RENTALS, INC.

	By:	/s/ Roger E. Schwed

Name: Roger E. Schwed
Title: General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

	By:	/s/ Roger E. Schwed

Name: Roger E. Schwed
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release, dated November 14, 2007 of United Rentals, Inc.
Exhibit 99.2	Letter sent to United Rentals, Inc. from RAM Holdings, Inc, dated November 14, 2007
Exhibit 99.3	Letter sent to RAM Holdings, Inc. on behalf of United Rentals, Inc., dated September 6, 2007
Exhibit 99.4	Letter sent to United Rentals, Inc. from RAM Holdings, Inc, dated August 31, 2007